EXHIBIT NO. 10.3

         Reference is hereby made to the Credit Agreement dated as of July 21, 1993 (as from time to time amended, the "CREDIT AGREEMENT") among Pueblo Xtra International, Inc., Pueblo International, Inc., Xtra Super Food Centers, Inc., the "Banks" from time to time party thereto, The Chase Manhattan Bank and Scotiabank de Puerto Rico ("SCOTIABANK"), as Managing Agents, and Scotiabank, as Administrative Agent. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Credit Agreement

         The undersigned, as Administrative Agent, hereby agrees that the arrangements described in the attached Exhibits A and B shall be deemed to satisfy the obligations of Bothwell, Holdings and PXI under Paragraphs 3 and 4 of the Funding Letter.

                                          SCOTIABANK DE PUERTO RICO, as
                                               Administrative Agent


                                          By   /s/ARTURO NUNEZ
                                               ---------------------------------
                                               Title:  ARTURO NUNEZ

October 18, 1996

                                                                       EXHIBIT A

                              RECEIPT AND AGREEMENT

         The undersigned, PXC&M HOLDINGS, INC. ("PXC&M"), hereby acknowledges receipt from BOTHWELL CORPORATION ("BOTHWELL") of $10,000,000 in cash, and hereby agrees to advance such amount forthwith to Pueblo Xtra International, Inc. In consideration of the receipt of such amount from Bothwell, PXC&M hereby agrees to issue or deliver to Bothwell or its designee as soon as practicable (and in any event by no later than November 18, 1996 or such later date as PXC&M and Bothwell may agree) Acceptable Consideration having a principal or face amount or other value (as determined by Bothwell in its sole discretion) of $10,000,000. As used herein, "ACCEPTABLE CONSIDERATION" shall mean one or more promissory notes or other instruments or obligations payable by PXC&M to Bothwell or its designee, or securities representing equity interests in PXC&M, in each case in form and substance satisfactory to Bothwell.

                                               PXC&M HOLDINGS, INC.


                                               By
                                                  ----------------------------
                                                    Title:

October 18, 1996

                                                                      EXHIBIT B

                              RECEIPT AND AGREEMENT

         The undersigned, PUEBLO XTRA INTERNATIONAL, INC. ("PXI"), hereby acknowledges receipt from PXC&M HOLDINGS, INC. ("PXC&M") of $10,000,000 in cash, and hereby agrees to contribute $9,350,000 of such amount to Pueblo International, Inc. and $650,000 of such amount to Xtra Super Food Centers, Inc. for application by said Persons to outstanding PT Loans and XT Loans, respectively. In consideration of the receipt of such amount from PXC&M, PXI hereby agrees to issue or deliver to PXC&M or its designee as soon as practicable (and in any event by no later than November 18, 1996 or such later date as PXI and PXC&M may agree) Acceptable Consideration having a principal or face amount or other value (as determined by PXC&M in its sole discretion) of $10,000,000.

         Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Credit Agreement dated as of July 21, 1993 among PXI, Pueblo International, Inc., Xtra Super Food Centers, Inc., the "Banks" from time to time party thereto, The Chase Manhattan Bank and Scotiabank de Puerto Rico ("SCOTIABANK"), as Managing Agents, and Scotiabank, as Administrative Agent, as from time to time amended. In addition, as used herein:

                    "ACCEPTABLE CONSIDERATION" shall mean one or more promissory notes or other instruments or obligations payable by PXI to PXC&M or its designee, or securities representing equity interests in PXI, in each case in form and substance satisfactory to PXC&M, PROVIDED that
         (1) such promissory notes, instruments, obligations or securities shall contain terms no more favorable to PXC&M (or said designee) than PXI Subordinated Notes or shall be on such other terms as may be acceptable to the Administrative Agent, (2) the issuance of such promissory notes, instruments, obligations or securities shall be permitted under the PXI Senior Note Documents and (3) such promissory notes, instruments, obligations or securities, if the same do not constitute PXI Subordinated Notes, shall be in form and substance satisfactory to the Required Banks.

                                         PUEBLO XTRA INTERNATIONAL, INC.


                                         By
                                              ----------------------------
                                              Title:
October 18, 1996